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[LOGO] ALL STAR EQUITY FUND -SM-

[GRAPHIC OF STAR]


ANNUAL REPORT 2000



LIBERTY ALL-STAR EQUITY FUND


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-------------------------


A SINGLE INVESTMENT...
A DIVERSIFIED PORTFOLIO


Only one mutual fund offers:

- A diversified, multi-managed portfolio of growth and value stocks

- Exposure to all of the industry sectors that make the U.S. economy the world's most dynamic

- Access to institutional-quality investment managers

- Objective and ongoing manager evaluation

- A quarterly fixed distribution policy

- The power of more than $1.3 billion in assets

- Listing on the New York Stock Exchange
  (ticker symbol: USA)

LIBERTY ALL-STAR EQUITY FUND

[GRAPHIC OF NUMBERS]

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS:                                               FEBRUARY 2001

Despite difficulties in the stock market during 2000, I am pleased to report that Liberty All-Star Equity Fund turned in a very strong year - outperforming both the Lipper Growth and Income Mutual Fund Average and the S&P 500 Index in all four quarters and substantially surpassing both for the full year. The following tables summarize key performance data for the fourth quarter and full year 2000, as well as for 3-, 5- and 10-year periods.

---------------------------------------------------------------------------------------------------------------------
FUND FACTS AND SHORT-TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2000                                4TH QUARTER                              YEAR
---------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND
Year End Net Asset Value (NAV) .....................................................................    $13.61
Year End Market Price ..............................................................................   $12.375
Year End Discount ..................................................................................     9.1%
Dividends Paid ..........................................         $0.36                                 $1.42
Market Price Trading Range ..............................   $11.3125 to $13.25                      $9.75 to $13.25
Discount Range ..........................................      11.5% to 4.2%                         24.4% to 4.2%
Shares Valued at NAV ....................................         (1.7)%                                 7.5%
Shares Valued at NAV with Dividends Reinvested ..........         (1.8)%                                 8.8%
Shares Valued at Market Price with Dividends Reinvested .         (3.0)%                                 25.4%
Lipper Growth and Income Mutual Fund Average ............         (2.1)%                                 0.7%
S&P 500 Index ...........................................         (7.8)%                                (9.1)%

-------------------------------------------------------------------------------------------------------
LONG-TERM PERFORMANCE SUMMARY                                       ANNUALIZED RATES OF RETURN
                                                              -----------------------------------------
PERIODS ENDING DECEMBER 31, 2000                               3 YEAR           5 YEAR         10 YEAR
-------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND
Shares Valued at NAV ........................................   12.1%            16.7%          16.4%
Shares Valued at NAV with Dividends Reinvested ..............   12.8             17.2           16.7
Shares Valued at Market Price with Dividends Reinvested .....    9.3             15.3           17.2
Lipper Growth and Income Mutual Fund Average ................    9.4             15.0           15.1
S&P 500 Index ...............................................   12.3             18.3           17.5

Figures shown for the Fund and the Lipper Growth and Income Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in all the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income.

     Two thousand was an unprecedented year. Many investors may believe that statement refers to the record decline in the Nasdaq Composite, or to the end of a five-year period when the S&P 500 provided double digit returns. In fact, both of those did occur in 2000. However, I am referring to the historically wide difference in performance and volatility between value and growth stocks.

     To illustrate, let us focus on the Russell 1000 Value Index and the Russell 1000 Growth Index. Never before has there been a double digit difference in monthly performance between these two large capitalization indices. Yet, in 2000, it occurred not once, but four times. The bar chart on the following page illustrates this phenomenon.


                                                       ALL-STAR EQUITY FUND    1

PRESIDENT'S LETTER
--------------------------------------------------------------------------------


Note that growth outperformed value by 12.3 percent in February and 12.2 percent in June; then, observe the rotation that occurred as value outperformed growth in five of the remaining six months of the year, highlighted by a 10.4 percent difference in September and an 11.0 percent difference in November.

     By the time the year was over, value outperformed growth for the year by
29.4 percent. In fact, the difference between these style indices on a monthly, quarterly and annual basis was unprecedented in the history of those indices, which date back to 1979.

[BAR GRAPH]

RUSSELL LARGE CAP VALUE INDEX VERSUS GROWTH INDEX
2000 RELATIVE MONTHLY AND ANNUAL PERFORMANCE

VALUE OUTPERFORMED
JAN.    1.4%
FEB.    -12.3%
MAR.    5.0%
APR.    3.6%
MAY     6.1%
JUNE    -12.2%
JULY    5.4%
AUG.    -3.5
SEP.    10.4%
OCT.    7.2%
NOV.    11.0%
DEC.    8.2%
2000    29.4%
GROWTH OUTPERFORMED

     The facts speak to the unusual year that 2000 was. But what of lessons for individual investors? Above all, the constant changes in investor sentiment make it clear that it was impossible to attempt to time the market. Shareholders have only to look at the middle part of the bar chart to see how value and growth seesawed every month during the May to September period. The other lesson is in the major rotation away from growth stocks and toward value stocks. Even though value outperformed growth in four of the first six months of the year, growth actually outperformed value in both the first and second quarter. For the remaining two quarters, however, value far surpassed growth - in the third quarter by 12.3 percent and in the fourth quarter by 26.4 percent.
     The lessons were particularly meaningful for All-Star Equity Fund shareholders. To the first lesson about timing, our blending of styles enabled the Fund to benefit from the rapid and unpredictable swings that occurred throughout the year. To the second point, concerning the rotation to value from growth, it was a perfect illustration of how styles go into and out of favor - a point we have communicated consistently over the years - and a confirmation of our approach to risk control.
     I believe the year also serves as a validation of our disciplined approach to investing. In fact, it was the kind of market environment in which our multi-manager, multi-style investment strategy works best. Two thousand was the exact


2    ALL-STAR EQUITY FUND

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------


opposite of 1999. During 1999, growth stocks - especially many of the large-cap technology stocks - dominated the strong performance of the widely followed benchmarks. For the Fund, this was a challenging environment. In 2000, the market broadened significantly and rewarded good stock picking abilities, such as our investment managers possess.
     As a result, the Fund outperformed both the Lipper Growth and Income Mutual Fund Average and the S&P 500 Index for all four quarters and for the year. Moreover, relative to the S&P 500 Index, 2000 was the best year in the Fund's history. For the full year, the Lipper benchmark advanced just 0.7 percent and the S&P 500 declined 9.1 percent. By comparison, the Fund's NAV rose 7.5 percent; the Fund's NAV return with dividends reinvested rose 8.8 percent; and Fund shares valued at market price gained 25.4 percent, which contributed to a significant narrowing of the discount to NAV during the year.
     The longer term results are extremely positive and they demonstrate the Fund's consistent above average results. This is apparent when you compare the Fund's percentile ranking to Lipper, Inc.'s universe of open-end growth and income funds. Liberty All-Star Equity Fund is in the top quartile of performance for 1- and 3-year periods; for 5- and 10-year periods, the Fund ranks in the 26th and 27th percentile, respectively. Most telling is the Fund's 18th percentile ranking since inception 15 years ago. We are pleased with these results and the consistency of that record.
     Before closing, let me turn to related matters of shareholder interest. First, registered shareholders can now access their account through our transfer agent, EquiServe, using the World Wide Web. For example, shareholders can access information about share balances; view current market price and total investment value; request and print various forms, including transfer of ownership; and conduct transactions. Additional online services will be added in the near future. Second, Liberty Asset Management Company (LAMCO) has recently published an updated marketing brochure, which will be used to further increase awareness and promote the merits of the closed-end funds that LAMCO advises. Shareholders interested in receiving a copy can call 1-800-241-1850 or access the Fund's Web site at www.all-starfunds.com.
     In this Annual Report, I would like to call your attention to two special features. The first is an article authored by the members of LAMCO's senior management team. I believe shareholders will gain a deeper understanding of the Fund by reading this article. In addition, we offer the insights of the Fund's five investment managers in our annual Roundtable, beginning on page 10. I think you'll find their comments interesting and informative.
     On behalf of the entire LAMCO team, I would like to take this opportunity to thank you for your continuing support of the Fund. As always, we will continue to work in the best long-term interests of All-Star shareholders.

Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company


                                                      ALL-STAR EQUITY FUND     3

A CLOSER LOOK AT LIBERTY ALL-STAR EQUITY FUND
--------------------------------------------------------------------------------


SENIOR MANAGEMENT OF THE FUND ADVISOR DISCUSSES THE FACTORS THAT MAKE THE ALL-STAR EQUITY FUND UNIQUE

[PHOTO FROM LEFT ARE: MARK HALEY, BILL PARMENTIER AND CHRIS CARABELL]

IN THIS SPECIAL ARTICLE FOR THE 2000 ANNUAL REPORT, THE SENIOR MANAGEMENT OF LIBERTY ASSET MANAGEMENT COMPANY (LAMCO) PROVIDES SHAREHOLDERS WITH AN IN-DEPTH LOOK AT THE ALL-STAR EQUITY FUND, INCLUDING THE FACTORS THAT MAKE IT UNIQUE, ITS LONG-TERM OBJECTIVES, SHAREHOLDER BENEFITS AND HOW THE FUND IS MANAGED. THE THREE LAMCO EXECUTIVES WRITING FOR THIS SPECIAL SECTION ARE WILLIAM R. PARMENTIER, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER; CHRISTOPHER S. CARABELL, SENIOR VICE PRESIDENT - PRODUCT DEVELOPMENT; AND MARK T. HALEY, VICE PRESIDENT - INVESTMENTS. IN BRIEF, THEIR BACKGROUNDS FOLLOW:

BILL PARMENTIER CAME TO LAMCO IN 1995 FROM THE GRUMMAN CORPORATION, WHERE HE WAS CHIEF INVESTMENT OFFICER AND PRESIDENT OF GQ ASSET MANAGEMENT, INC. AT GRUMMAN, HE WAS RESPONSIBLE FOR EMPLOYEE BENEFIT PLANS WITH COMBINED ASSETS OF $5 BILLION. HE IS A GRADUATE OF NEW YORK INSTITUTE OF TECHNOLOGY AND HOLDS AN M.B.A. IN FINANCE FROM HOFSTRA UNIVERSITY.

CHRIS CARABELL: A SENIOR MEMBER OF THE INVESTMENT TEAM, HE CAME TO LAMCO IN 1996 FROM BARRA ROGERSCASEY, AN INSTITUTIONAL CONSULTING FIRM, WHERE HE WAS ASSOCIATE DIRECTOR, U.S. EQUITY RESEARCH. PRIOR TO THAT, HE WAS DIRECTOR OF INVESTMENTS FOR THE BOY SCOUTS OF AMERICA'S PENSION PLAN AND ENDOWMENT. HE IS A GRADUATE OF BAYLOR UNIVERSITY AND HOLDS AN M.B.A. IN FINANCE FROM SOUTHERN METHODIST UNIVERSITY.

MARK HALEY: RESPONSIBLE FOR MANAGER SELECTION/IDENTIFICATION, PERFORMANCE EVALUATION/MONITORING AND PORTFOLIO STRUCTURE, HE CAME TO LIBERTY IN 1989 FROM STATE STREET CORPORATION. HE IS A GRADUATE OF SAINT ANSELM COLLEGE AND HOLDS AN M.B.A. FROM SUFFOLK UNIVERSITY.


4     ALL-STAR EQUITY FUND

                                   A CLOSER LOOK AT LIBERTY ALL-STAR EQUITY FUND
--------------------------------------------------------------------------------


THE FUND ADVISOR STRESSES ALIGNMENT OF MANAGEMENT AND SHAREHOLDER INTERESTS

By William R. Parmentier, Jr.

[PHOTO OF WILLIAM R. PARMENTIER, JR.]

If there is any characteristic of Liberty Asset Management Company that should be of paramount interest to shareholders it is our dedication to the proposition of putting shareholders' interests first. Another way of stating it: we believe we have achieved excellent alignment of shareholder and fund advisor interests, and we are dedicated to maintaining it going forward.
     Before going into this important topic in a little more depth, I should make sure that we are on the same page when it comes to terms. The first question to be asked and answered is, Who or what is Liberty Asset Management Company, or LAMCO, as we abbreviate it? LAMCO was established in 1986, the same year that the Liberty All-Star Equity Fund commenced operations. From a purely definitional standpoint, LAMCO is the registered investment management company responsible for managing the fund and its assets.
     What we do is different from most asset management companies in that instead of managing a portfolio of stocks, we manage a portfolio of investment managers. We look at investment management firms in much the same way that a portfolio manager analyzes a company that's a candidate for investment. I like to refer to this as "looking at the four Ps" . . . that is, we focus on each firm's philosophy, process, people and performance. So, instead of looking for a portfolio of stocks, we're looking for superior investment managers, but we're delving as deeply as an investment management firm would if they were buying "XYZ" stock.
     In terms of shareholder benefit, that makes us a turnkey investment. That is, we perform all the due diligence, research, selection and monitoring that an individual investor would. The difference is we do it with the experience, skill and expertise of professionals. That's not to say that individuals aren't thoughtful, careful investors. It's simply that this is what we do for a living, and we have years of experience, state-of-the-art analytical tools and ample time to perform all the necessary due diligence.
     I look at this as an ongoing extra layer of expertise that we provide our shareholders. We pick managers for the fund and we analyze them on an ongoing basis. We add value by selecting best of breed managers and replacing them when necessary. This brings me back to the point about objectivity: there are very few mutual fund products, even if they're multi-managed, that have the objective oversight that we provide on an ongoing basis. I think investors can take comfort in that.
     We are aligned with the investor and shareholder because if a manager is not performing, then we're not performing. We have no vested interest in retaining or keeping managers for any reason other than superior performance relative to their style. Period. We're absolutely aligned with the shareholder. We want the same thing the shareholder wants, and that's better long-term, risk-adjusted returns than the average mutual fund. We are shareholders in the Fund and a good part of our compensation is based on the performance of the Fund. If the Fund does not perform well, we feel it as shareholders and as employees. So, there's no question where our interests lie: with you.


                                                      ALL-STAR EQUITY FUND     5

A CLOSER LOOK AT LIBERTY ALL-STAR EQUITY FUND
--------------------------------------------------------------------------------

MULTI-MANAGEMENT IS EMBEDDED IN THE ALL-STAR APPROACH TO INVESTING

By Mark T. Haley

[PHOTO OF MARK T. HALEY]

Multi-management is fundamental to All-Star's investment approach and to LAMCO's investment philosophy. It's the same investment approach and philosophy that is practiced by major institutional investors, such as pension plans and endowment funds. The big difference between All-Star and most mutual funds is that All-Star is multi-managed. With most funds, a single manager or a team of managers makes the investment decisions. With the All-Star Equity Fund, five complementary investment managers make the decisions, each operating separately from the others.
     LAMCO has had a decade and a half of experience managing for individuals using the multi-management philosophy and process. As you can see from our backgrounds (summarized on page 4), the senior managers of LAMCO have in-depth experience in both the institutional money management and mutual fund industries, so we are well equipped to manage funds in a multi-management environment.
     We've more or less defined multi-management already, but to reiterate, multi-management is an investment approach in which assets are allocated among several different, but complementary investment managers. Although the allocation could be disproportionate, the All-Star Equity Fund allocates its assets on an approximately equal basis among the five investment managers: three value managers and two growth managers. The most important point is that multi-management is a disciplined way to invest for the long term.
     The rationale for multi-management is diversification and, hence, risk control. With All-Star, diversification is practiced at two levels. At the fund level, we don't diversify by stock, we diversify by manager, or subadvisor (LAMCO being the advisor). At the manager level, the investment managers diversify their portfolios (while remaining true to their investment style and strategy). It's interesting to note that subadvised and/or multi-managed funds are growing rapidly in the mutual fund industry; some estimate that for the past six years subadvised mutual funds have grown 6 percent a year faster than internally managed funds. LAMCO recognized the value of this approach 15 years ago.
     In addition to diversification, multi-management using independent subadvisors is highly objective. Out of thousands of investment managers, LAMCO has a wide open playing field to choose those whom we believe, both qualitatively and quantitatively, are superior investment managers.
     The All-Star Equity Fund has a growth and income objective which balances both growth and value style investing within the fund. We don't have a manager picking both growth and value stocks because we feel that's an inefficient way to blend the two styles. We believe that many good investment managers got to be that way, in large part, because they practice a particular way of investing and do so because that's what they truly believe is the best way to make money. So, we don't try to force-fit growth and value through one manager, and that differentiates us from the average growth and income fund.
     Another point meriting attention is the recognition of sub-styles within the overall value and growth styles. We define the differences in the managers' sub-styles in the Manager Roundtable, which begins on page 10. The relevant point for shareholders is that understanding the managers' specific sub-styles allows us to do a superior job of portfolio construction. For instance, if all three value managers were practicing value investing through the same sub-style, we'd have a great deal of stock duplication within the fund. But, because of the way the managers are blended, we are able to limit the number of stocks held by more than one manager.
     The benefits are reduced volatility and more consistent returns over the long term.

6     ALL-STAR EQUITY FUND

                                   A CLOSER LOOK AT LIBERTY ALL-STAR EQUITY FUND
--------------------------------------------------------------------------------


THE DISTRIBUTION POLICY IS ANOTHER ATTRIBUTE THAT MAKES ALL-STAR UNIQUE

By Christopher S. Carabell

[PHOTO OF CHRISTOPHER S. CARABELL]

Since 1988, the All-Star Equity Fund has had a policy of paying annual distributions on its common shares totaling approximately 10 percent of the fund's net asset value (NAV). The distributions are paid quarterly at a rate of
2.5 percent.

     This distribution policy is among several attributes that distinguish the All-Star Equity Fund. Two others are the fund's structure as a closed-end mutual fund and its multi-management investment approach, the latter having been discussed already. Actually, all three of these factors work together to add value for shareholders.

     A closed-end fund is one that has a fixed number of shares, which are bought and sold on a stock exchange through a broker or other financial intermediary. By contrast, most mutual funds are "open-ended" funds that continually offer new shares to investors and redeem shares when requested by the investor. All-Star is traded on the New York Stock Exchange (ticker symbol:
USA) and is priced just like any other stock traded on an exchange - that is, by the supply and demand for the stock. Open-ended funds are not traded on stock exchanges; rather, purchases and redemptions are transacted at the net asset value by the fund sponsor.
     Why is All-Star a closed-end fund? Basically, because it lends itself to multi-management and to All-Star's objective as a long-term core investment. Being a closed-end fund with a fixed number of shares allows All-Star's investment managers to plan more effectively and not be forced to react to temporary stock market fluctuations and untimely cash flows. Our managers are strictly focused on stock selection - not what the next day's inflows or outflows will be. Another advantage to closed-end funds is lower expenses. As an example, because there's a fixed shareholder base and, thus, fewer transactions, transfer agency fees are lower.
     Multi-management complements the payout policy because when LAMCO finds it necessary to replace an investment manager a portion of the portfolio is turned over (sold). This provides a systematic mechanism for distributing funds to shareholders principally in the form of long-term capital gains, which are generally taxed at a lower rate than ordinary income for most shareholders. This helps to make the fund a tax efficient investment for most shareholders.
     I should point out that All-Star has a highly diverse shareholder base. Some investors want a steady stream of income with equity participation and choose to take their dividends in the form of cash. Others choose to reinvest their dividends. So, it's not like the fund is liquidating 10 percent of its assets each year, because many shareholders let their dividends compound over time through reinvestment.
     Finally, the 10 percent distribution policy has the natural effect of helping to narrow the discount at which All-Star trades to its NAV. The 10 percent distribution, 2.5 percent each quarter, is based on the NAV price. So, if the stock exchange or market price compared to the NAV widens (i.e., the discount gets bigger), the 10 percent payout based on the market price, which is the price investors pay for a share of the fund, actually increases. Most closed-end funds sell for an amount less than their NAV or at a discount to NAV (while open-ended fund transactions are always at the current NAV). Shareholders participating in the All-Star Fund Dividend Reinvestment Plan will always benefit because their shares are reinvested at the lower of the market price or NAV. Occasionally, a closed-end fund, such as All-Star, will sell for a premium to its NAV, in other words, a situation in which the market price exceeds the NAV.


                                                      ALL-STAR EQUITY FUND     7

WHY LAMCO PRACTICES MULTI-MANAGEMENT
--------------------------------------------------------------------------------


     Most mutual funds are run by a single portfolio manager or an in-house team of managers who pursue a particular investment style, whether it's growth or value. But styles go in and out of favor. A style that produces strong returns one year may produce disappointing results the next. That's a prescription for increased volatility.

     All-Star's Fund Manager, Liberty Asset Management Company (LAMCO), utilizes multi-management, the same approach that is practiced by most large institutions, such as pension and endowment funds. Rather than rely on a single investment style, multi-management combines managers who practice different investment styles to reduce volatility while producing attractive returns.

     All-Star's long-term track record provides clear testimony to the value of the multi-management strategy. As you can see from the chart below, since All-Star's first full calendar year of operation 14 years ago, the Fund has achieved better-than-average returns and better-than-average consistency compared with other major open-end growth and income funds.

[ANNUAL RETURN GRAPHIC]

       X-Axis       Y-Axis
       ------       ------
         5.22       14.73
         7.37       12.62
         3.59       13.59
         6.78       13.56
         5.06       10.09
         5.80       11.69
         3.76       12.22
         5.56       13.39
         4.76       15.37
         4.00       16.92
        12.32        8.68
         4.07       15.71
         3.81       15.03
         5.09       14.53
         3.16       12.40
         2.98       15.25
         6.09       12.90
         8.37       14.86
         8.15       14.83
         5.28       14.40
         6.64       12.81
         8.53       10.41
         6.24       14.61
         8.15       11.15
         5.09       12.65
         5.00       13.28
         3.90       14.69
         6.60       11.09
         5.97       13.71
         4.75       15.00
         5.55       12.90
         7.44        8.49
         6.32       16.52
         4.99       13.20
         6.14       12.93
         7.74       15.47
         5.81       15.14
         8.73       13.53
         6.79       14.48
         6.45       14.61
         3.85       15.13
         5.95       13.49

     All-Star's high return and high consistency combination is well-placed among the universe of major open-end growth and income funds.

     Each dot represents the precise 14-year return and consistency record ending December 31, 2000, of one fund in the universe of 40 open-end growth and income equity mutual funds (as listed by both Morningstar, Inc. and Lipper, Inc.) that had at least $100 million in assets at the beginning of the 14-year period.
     Consistency is measured by the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.


8     ALL-STAR EQUITY FUND

                                            HOW LAMCO PRACTICES MULTI-MANAGEMENT
--------------------------------------------------------------------------------


[PIE CHART]

MASTRAPASQUA & ASSOCIATES
GROWTH/Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

TCW INVESTMENT MANAGEMENT COMPANY
GROWTH/Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
VALUE/Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

OPPENHEIMER CAPITAL
VALUE/Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

WESTWOOD MANAGEMENT CORPORATION
VALUE/Companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.


LAMCO SELECTS AND BLENDS INVESTMENT MANAGERS FOR ALL-STAR, AND IT EVALUATES THEM ON AN ONGOING BASIS, REPLACING THEM WHEN NECESSARY

The investment managers LAMCO selects for All-Star are distinguished by a number of characteristics:
- A constant focus on a particular style of investing.
- A disciplined investment decision-making process.
- A record of success relative to other managers who practice the same strategy.
- Continuity among the investment professionals, so that those who have built the record remain the managers.
- A well-managed, highly responsive organization.
The pie chart above shows the investment manager lineup and the allocations to each, and is accompanied by a brief description of the managers' styles.
     LAMCO conducts continuing evaluation of the investment managers. The purpose is to be sure that each is still the best choice for All-Star. Through frequent meetings with the investment managers, and through other qualitative and quantitative analyses, each is continually evaluated to assure that: they are consistently practicing their investment style; their organization and investment process continue to support their style; and their investment performance is competitive when compared with other managers practicing a similar style.
     LAMCO is also alert to ensuring the proficiency of the investment managers as a team. The objective is to be certain that the team remains an optimal combination, giving All-Star the full benefits of multi-management. Our procedures include:
- Assuring that All-Star's total portfolio has the proper investment characteristics.
- Researching new managers as possible future investment managers.
- Active rebalancing among investment managers.
- Making manager changes when necessary. Ten investment managers have been replaced from inception in 1986 through 2000.

                                                      ALL-STAR EQUITY FUND     9

MANAGER ROUNDTABLE
--------------------------------------------------------------------------------


2000 CONFIRMED THAT VALUATIONS, EARNINGS, INFLATION AND INTEREST RATES REALLY DO COUNT. NOW, IT'S POSSIBLE FOR THOSE VERY SAME FACTORS THAT DROVE THE MARKET DOWN TO REVIVE IT.

THE WORLD SURVIVED THE FIRST YEAR OF THE NEW MILLENNIUM, BUT NOT THE STOCK MARKET. HIGHER INTEREST RATES, SOARING ENERGY COSTS, OVEREXTENDED VALUATIONS, SLOWING EARNINGS GROWTH AND OVEREXUBERANCE FINALLY ROPED THE MIGHTY BULL. AFTER LABOR DAY, IT TURNED INTO A ROUT FOR TECHS AND THE DOT-COMS - BUT NOT FOR STOCKS MEETING TRADITIONAL VALUE METRICS. HOW DID IT HAPPEN? WHAT'S THE LESSON LEARNED? AND WHERE DO WE GO FROM HERE?

--------------------------------------------------------------------------------
THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGERS' VIEWS AT THE TIME OF THE DISCUSSION (JANUARY 2001) AND ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

If ever there was a year when diversification was rewarded, it was 2000. The All-Star Equity Fund's balance of value and growth style investment managers enabled the fund to outperform all comparable benchmarks. In comparison to the most widely-watched market measures, the Fund topped the S&P 500 Index, the Nasdaq Composite and the Dow Jones Industrial Average.
     Still, it was a year in which few investors could find solace. And that makes it a period of time that should be analyzed for the lessons one can store away for future reference. For a look at what happened in 2000 and why, as well as what lessons investors should take away and where we might be going from here, All-Star's five investment managers offer their best insights in this 2000 Annual Report Roundtable. The managers review the year past, analyze the investment environment and offer a comment on the future - all from the perspective of their specific investment styles and philosophies. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the Roundtable. The participating portfolio managers and their investment styles are:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
PORTFOLIO MANAGER/Mark E. Donovan,
Chairman, Equity Strategy Committee
INVESTMENT STYLE/Value - Boston Partners invests in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified.

MASTRAPASQUA & ASSOCIATES
PORTFOLIO MANAGER/Frank Mastrapasqua
INVESTMENT STYLE/Growth - Mastrapasqua uses proprietary screens, in-house research and direct contact with managements to select growth companies with compelling valuations. Mastrapasqua focuses on companies with proven competitive advantage and profitability records. A proprietary risk-adjusted price-to-earnings ratio is computed and compared to an independently derived five-year earnings growth rate. Companies selected for investment have projected growth rates that exceed the risk-adjusted price-to-earnings ratio.

OPPENHEIMER CAPITAL
PORTFOLIO MANAGER/John G. Lindenthal, Managing Director
INVESTMENT STYLE/Value - Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow and reasonable prices in relation to intrinsic value.

TCW INVESTMENT MANAGEMENT COMPANY
PORTFOLIO MANAGER/Glen E. Bickerstaff,
Managing Director U.S. Equities
INVESTMENT STYLE/Growth - TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. Its concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over their competitors. Research plays a critical role in the selection process, and the investment horizon is long term.

WESTWOOD MANAGEMENT CORPORATION
PORTFOLIO MANAGER/Susan M. Byrne,
President and Chief Investment Officer
INVESTMENT STYLE/Value - Westwood employs internally-


10     ALL-STAR EQUITY FUND

                                                              MANAGER ROUNDTABLE
--------------------------------------------------------------------------------


generated, bottom-up, fundamental research and seeks to identify stocks with misperceived growth expectations. Proprietary income and balance sheet projections are utilized to identify securities whose typical portfolio characteristics include higher return on equity, higher forecasted 12-month growth rates and lower forecasted price-to-earnings ratios than the market.

LAMCO: After a hopeful start, 2000 turned out to be more of a minefield than a millennium. What's your perspective on the year, and what lessons should investors take away from it? Susan Byrne, let's ask you to open the discussion.

BYRNE (WESTWOOD - VALUE): The millennium minefield provided lessons in financial fundamentals, as witnessed in the technology sector. When the selling began in the technology sector early in 2000, investors turned their focus to technology companies that were generating positive earnings per share. It was no longer enough to have an exciting business plan. The market favored companies that were able to turn an exciting business plan into a company that would generate positive earnings per share. Profitable companies trading at record high valuations remained the darlings of the market. However, an end to these high valuations came at the hands of the Federal Reserve, whose three interest rate tightenings during the year totaled 100 basis points. The Fed's monetary policy resulted in weaker corporate earnings growth and negative earnings surprises, which caught investors by surprise. Afterwards, investors refused to support the high valuations at which many of the profitable technology companies were trading. As a result of technology's slide from popularity, many tech stocks are now on value managers' radar screens, demonstrating the drastic decline in valuations.

LAMCO: Thank you. Let's hear from a growth manager. Glen Bickerstaff, share your thoughts with us, please.

BICKERSTAFF (TCW - GROWTH): We cautioned from the beginning of the year that higher economic rents in the form of higher interest rates and energy prices would create a challenge for some companies and, indeed, they did. A key lesson for the year should be that stocks are valued based on expectations and perceptions. As the economy showed incredible strength at the beginning of the year some extrapolated that the good times might never end. While we have always been careful on valuation it was equally important in 2000 to be aware of the indications that a slowdown was materializing.

LAMCO: Let's hear from another growth manager and welcome Frank Mastrapasqua to his first Roundtable. Frank, what are your thoughts?

MASTRAPASQUA (MASTRAPASQUA & ASSOCIATES - GROWTH): A year ago, our investment strategy was based on a number of underlying assumptions. They were:
- Y2K would not be substantially disruptive to world and U.S. economic growth
- The post-new year's celebration would herald capital spending returning to the Internet, with telecommunications a priority
- High flying "dot-com" corporate entities represented high risk
- Health care developments would be driven by genomics and proteomics research
- Overall economic growth would continue to be stimulated by accelerating productivity gains from expanded corporate Internet applications
- Fiscal policy would not be a significant variable
- Nominal and real interest rates would not curtail economic growth
- Finally, the Presidential election would be resolved by November 7, 2000
The first six assumptions developed as expected, while the seventh and eighth proved problematic. The year 2000 ended on a stressful note. Nasdaq valuations slid more than 50 percent from intra-year highs, with the downturn triggered by companies signaling weakening demand and earnings. Sluggish automobile sales spread to consumer durables, personal computers,

[SIDENOTE]
"A KEY LESSON FOR THE YEAR SHOULD BE THAT STOCKS ARE VALUED BASED ON EXPECTATIONS AND PERCEPTIONS."
     GLEN BICKERSTAFF, TCW (GROWTH)

[SIDENOTE]
"AS A RESULT OF TECHNOLOGY'S SLIDE FROM POPULARITY, MANY TECH STOCKS ARE NOW ON VALUE MANAGERS' RADAR SCREENS, DEMONSTRATING THE DRASTIC DECLINE IN VALUATIONS."
     SUSAN BYRNE, WESTWOOD MANAGEMENT (VALUE)


                                                     ALL-STAR EQUITY FUND     11

MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

semiconductors, outsourcing companies and mature telecommunications companies.
     The market behavior has made investors fear that continued high nominal and real interest rates would translate into profit contraction and a recession in 2001. Money growth has not been sufficient to support continued 4 to 6 percent economic expansion.

LAMCO: Thank you. Now, let's turn to the other value managers. John Lindenthal and Mark Donovan, share your thoughts, please.

LINDENTHAL (OPPENHEIMER - VALUE): The perspective on 2000 is that because of concerns about Y2K in the latter part of 1999, the Federal Reserve allowed money to grow extremely fast, and together with the hype around the Internet, that created a huge bubble in the technology and telecom sectors. The bubble has now burst and the non-technology/telecom portion of the equity market has broadened out nicely. The lesson is that valuation does matter.

DONOVAN (BOSTON PARTNERS - VALUE): The most remarkable feature of the year 2000 or, more specifically, the final nine months of the year, was that it was a nearly perfect mirror image of the period from October 1998 through March 2000. Prior to March 2000, valuation was not only meaningless, it was detrimental to one's investment performance to have a valuation discipline in the buying or selling of stocks. In the post-March period, valuation was of critical importance. Prior to March 2000, the performance of small and medium capitalization stocks was dwarfed by large cap stocks (and particularly by the largest companies). More recently, good investment opportunities were far more abundant among small and medium capitalization issues.
     In our view, the most important investor lesson from the year 2000 was the age-old notion of paying attention to risk in making investment decisions. During the euphoria of the past few years, the definition of "risk" within the equity markets took on a new meaning. Investors began to view a "risky" portfolio as one that was underexposed to the highflying speculative issues that were leading the market. Following the Nasdaq meltdown of 2000, investors learned that the age-old definition of risk centered around preservation of capital is a critically important component of one's investment philosophy.

LAMCO: Thank you, all. Now, the question on investors' minds is how long the slump will last, i.e., when the market will turn. We won't ask you to forecast the future, but we would like you to comment generally on your own economic and market outlook for the next 12 months - either pro or con. Mark Donovan, why don't we stay with you?

DONOVAN (BOSTON PARTNERS - VALUE): The dramatic decision by the Federal Reserve on the second business day of 2001 to lower the federal funds rate by 50 basis points gives investors a potential source of optimism for the year ahead. This move signals that the central bank is willing to move quickly and decisively to inject liquidity into an economy that looks to be softening. There are, however, two key hurdles that we see to a more favorable backdrop for the equity market. One is earnings. We began to see a rising level of disappointing corporate earnings in the third quarter of 2000. December saw a high level of pre-announcements of earnings shortfalls for the fourth quarter, suggesting that the prior quarter's weakness was not a one-time event. We suspect that this period of declining earning expectations will continue through at least the middle of 2001, if not the entire year. The second cause for concern is valuation. Even after the sell-off of 2000, most valuation metrics for the market (e.g. price-to-earnings, price-to-cash-flow, price-to-book) are closer to historic highs than to lows. Our judgment is that the speculative excesses built up prior to March 2000 have not yet been fully worked off.

[SIDENOTE]
"THE BUBBLE HAS NOW BURST AND THE NON-TECHNOLOGY/ TELECOM PORTION OF THE EQUITY MARKET HAS BROADENED OUT NICELY. THE LESSON IS THAT VALUATION DOES MATTER."

JOHN LINDENTHAL,
OPPENHEIMER (VALUE)

[SIDENOTE]

"PRIOR TO MARCH 2000, THE PERFORMANCE OF SMALL AND MEDIUM CAPITALIZATION STOCKS WAS DWARFED BY LARGE CAP STOCKS...MORE RECENTLY, GOOD INVESTMENT OPPORTUNITIES WERE FAR MORE ABUNDANT AMONG SMALL AND MEDIUM CAPITALIZATION ISSUES."

MARK DONOVAN,
BOSTON PARTNERS (VALUE)


12     ALL-STAR EQUITY FUND

                                                              MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

LAMCO: John Lindenthal and Susan Byrne, what are your thoughts about overall direction?

LINDENTHAL (OPPENHEIMER - VALUE): The overall market should offer positive returns this year because valuation is better and the Federal Reserve is in a position to add liquidity to the financial system. However, the market is split between the technology-driven Nasdaq and the rest of the market. Technology spending may turn up in the second half of 2001, so it could take awhile for the Nasdaq to turn around.

BYRNE (WESTWOOD - VALUE): Economic activity in the U.S. is expected to slow in 2001 as a result of deteriorating consumer confidence and diminishing capital expenditures. Westwood anticipates rest-of-world growth to outpace domestic growth, with respective forecasted GDPs of approximately 3 percent and 2.5 percent. As the rest-of-world growth outpaces domestic growth, we expect to derive returns from multinational companies, most notably in the form of a recovery in the euro. We anticipate incremental decreases in the Fed funds rate following the inter-meeting decrease on January 3. Slowing economic growth will result in substantially less pricing power, as relief from the Fed's recent easing will lag the effects on demand of previous policy tightenings. We expect modest inflationary pressures, as productivity gains fail to offset rising labor costs. An impending squeeze in corporations' operating margins will be the likely result of higher production costs. While we expect energy prices to remain high, consumers can expect some relief as energy prices moderately decline.

LAMCO: What is your perspective, Frank Mastrapasqua?

MASTRAPASQUA (MASTRAPASQUA & ASSOCIATES - GROWTH): The good news is that the landscape appears to be changing. We believe the Federal Reserve has recognized that the Internet is transforming the way business works in fundamentally positive ways. The Fed on December 19, 2000, switched to an accommodative monetary bias. On January 3, 2001, the Fed cut interest rates by 50 basis points. Fiscal stimulus, through potential tax reductions next year, would be an additional positive step.
     The first tangible glimpse of 2001 market and economic prospects will come early in 2001 when corporations report fourth quarter earnings and disclose business trends and expectations. The realigned earnings picture will be overlaid with the Fed's January 3 rate cut, which was, hopefully, the first in a series of reductions.
     Conceivably, we are destined to suffer through a contracting economy. Although a small risk exists that the Fed may still move too slowly, there is evidence that a more accommodative monetary policy is here. Multiple interest rate reductions will stimulate business activity. Fiscal stimulus is also likely to occur, with magnitude and timing the only uncertainties.

LAMCO: What is your perspective, Glen Bickerstaff?

BICKERSTAFF (TCW - GROWTH): Markets tend to over-discount information in both directions. We expect there is more bad news ahead, but particularly for the technology sector the markets have already discounted most of it. The slowing economy may set in motion several structural forces that enable the economy to re-expand and the stock market will, at some point, reflect the potential for improvement. From a valuation standpoint, we think our holdings are quite reasonably priced. Moreover we anticipate, given their business model advantage, these companies will be able to gain share through the slowdown and come out of it in far better shape than their competitors.

LAMCO: Is there a sector that you expect will replace technology as the market leader for the next 12 to 24 months, or do you expect tech to resume leadership at some point in 2001? What do the growth managers think about this? Frank Mastrapasqua, your thoughts, please.

MASTRAPASQUA (MASTRAPASQUA & ASSOCIATES - GROWTH):
Technology/telecommunications, health care and e-value will provide market leadership over


[SIDENOTE]
"CONCEIVABLY, WE ARE DESTINED TO SUFFER THROUGH A CONTRACTING ECONOMY. ALTHOUGH A SMALL RISK EXISTS THAT THE FED MAY STILL MOVE TOO SLOWLY, THERE IS EVIDENCE THAT A MORE ACCOMMODATIVE MONETARY POLICY IS HERE."

FRANK MASTRAPASQUA,
MASTRAPASQUA & ASSOCIATES (GROWTH)


[SIDENOTE]

"WE HAVE BEEN OVERWEIGHT IN FINANCIAL STOCKS SINCE THE EARLY '90'S AND WE STILL BELIEVE THEY ARE THE BEST RELATIVE AND ABSOLUTE VALUES IN THE MARKETPLACE."

JOHN LINDENTHAL, OPPENHEIMER (VALUE)


                                                     ALL-STAR EQUITY FUND     13

MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

the next 12 to 24 months. The e-value sector is made up of "old economy" companies, most of which have not realized the full potential of Internet-based technologies and the efficiencies that will result. Implementation of these technologies will lift earnings of the companies in this sector to levels above expectations.
     Mature global communication systems were designed and developed to accommodate analog voice traffic. Data traffic now exceeds voice and is growing ten times faster per year. Hence, the scramble is on to simultaneously deliver a modern voice/data system and accommodate prospective demand requirements. The development of a new communications infrastructure rivals all previous capital projects. The benefits will be lower communication costs and expanded communication capability. In addition, accelerated medical breakthroughs, specifically in genetics, will result in significant drug development and delivery in 2001.
     The foundation for non-inflationary and profitable economic growth in 2001 and beyond rests primarily upon the continued development of Internet- and communications productivity-enhancing products, and genomics- and proteomics-based life-advancing systems. The speeds with which these develop depend upon the adequacy of enabling monetary policies, but the foundation has been set.

BICKERSTAFF (TCW - GROWTH): In past recessions, the best performing sectors have been financials, health care and technology. Financials benefit from attendant interest rate declines. Health care spending is somewhat impervious to a decline in discretionary consumer spending. And, companies tend to continue to spend on technology, as it is critical to their being able to improve productivity and cut costs. In the fourth quarter of 2000 financials and health care have already markedly outperformed the broad market. Meanwhile, technology has dramatically underperformed. On a relative valuation basis, we find each area attractive, while the companies we own continue to have superior growth prospects.

LAMCO: Mark Donovan, how do you see things unfolding?

DONOVAN (BOSTON PARTNERS - VALUE): It seems highly unlikely that technology could regain the kind of dominant leadership position that it held prior to March 2000. To expect any other sector to take on that type of role is also probably unrealistic. We do not believe that any one or two sectors stand out right now as having vastly superior fundamentals or highly compelling valuations. Therefore, we would expect that investment success in 2001 may well be determined more by good stock selection within sectors as opposed to sector allocations.

LAMCO: Susan Byrne, your views?

BYRNE (WESTWOOD - VALUE): In early 2000, we believe that dominance by the technology sector came to an end. While certain technology companies should recover as the capacity bubble created by Y2K excesses is worked out, we continue to believe the S&P 500's weighting of 30 percent in the technology sector represented a long-term peak. Technology outperformance was replaced by outperformance in select energy and utility stocks. In 2001, earnings prospects and modest valuations will allow select stocks in these sectors to continue to perform well. In addition, we expect consumer and other export-related companies to benefit from a weaker dollar, especially against the euro.

LAMCO: John Lindenthal, wrap things up, will you?

LINDENTHAL (OPPENHEIMER - VALUE): We have been overweight in financial stocks since the early '90s and we still believe they are the best relative and absolute values in the marketplace. Once the excess in technology spending has worked through the system, investors will once again focus on this area. We have started to increase our exposure, but only modestly at this point.

LAMCO: Many thanks to all of you for an interesting discussion


[SIDENOTE]

"IN PAST RECESSIONS, THE BEST PERFORMING SECTORS HAVE BEEN FINANCIALS, HEALTH CARE AND TECHNOLOGY...ON A RELATIVE VALUATION BASIS, WE FIND EACH AREA ATTRACTIVE..."

GLEN BICKERSTAFF, TCW (GROWTH)

[SIDENOTE]

"TECHNOLOGY/TELECOMMUNICATIONS, HEALTH CARE AND E-VALUE WILL PROVIDE MARKET LEADERSHIP OVER THE NEXT 12 TO 24 MONTHS."

FRANK MASTRAPASQUA,
MASTRAPASQUA & ASSOCIATES (GROWTH)


14     ALL-STAR EQUITY FUND

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S FIVE INVESTMENT MANAGERS AND THE STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P./VALUE
Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

OPPENHEIMER CAPITAL/VALUE
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

WESTWOOD MANAGEMENT CORPORATION/VALUE
Companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

MASTRAPASQUA & ASSOCIATES/GROWTH
Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

TCW INVESTMENT MANAGEMENT COMPANY/GROWTH
Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.


                                                        INVESTMENT STYLE SPECTRUM
PORTFOLIO
CHARACTERISTICS
AS OF DECEMBER 31, 2000
(UNAUDITED)
                                        VALUE                                                GROWTH

                                         Boston      Oppen-                    Mastra-                      Total          S&P
                                        Partners     heimer       Westwood      pasqua         TCW          Fund        500 Index
---------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                        39           30            43           44           28            152           500
---------------------------------------------------------------------------------------------------------------------------------
Percent of Holdings in Top 10            40%          56%           27%          31%          53%            18%           23%
---------------------------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)                $30          $69           $53          $92          $85            $63          $112
---------------------------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share Growth                 9%          16%           10%          18%          27%            16%           16%
---------------------------------------------------------------------------------------------------------------------------------
Dividend Yield                          1.6%         1.3%          1.7%         0.5%         0.2%           1.1%          1.2%
---------------------------------------------------------------------------------------------------------------------------------
Price/Earnings Ratio                     17x          19x           17x          32x          34x            21X           22x
---------------------------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio          3.8x         3.8x          3.7x         7.4x         7.1x           5.0X          5.7x
---------------------------------------------------------------------------------------------------------------------------------


                                                    ALL-STAR EQUITY FUND      15

INVESTMENT GROWTH AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                     INCLUDES ADDITIONAL
               NET ASSET VALUE       NET ASSET VALUE PER             INVESTMENTS
               PER SHARE PLUS        SHARE ACQUIRED THROUGH          MADE THROUGH
               DISTRIBUTIONS PAID    DISTRIBUTIONS REINVESTMENT      RIGHTS OFFERING
 31-Jan-87      $10.17                $10.17                           $10.17
 28-Feb-87      $10.87                $10.87                           $10.87
 31-Mar-87      $11.08                $11.09                           $11.09
 30-Apr-87      $10.77                $10.77                           $10.77
 31-May-87      $10.86                $10.86                           $10.86
 30-Jun-87      $11.31                $11.32                           $11.32
 31-Jul-87      $11.81                $11.82                           $11.82
 31-Aug-87      $12.28                $12.39                           $12.39
 30-Sep-87      $11.80                $11.94                           $11.94
 31-Oct-87       $9.24                 $9.12                            $9.12
 30-Nov-87       $8.51                 $8.32                            $8.32
 31-Dec-87       $9.08                 $9.01                            $9.01
 31-Jan-88       $9.47                 $9.45                            $9.45
 29-Feb-88       $9.82                 $9.85                            $9.85
 31-Mar-88       $9.51                 $9.51                            $9.51
 30-Apr-88       $9.52                 $9.52                            $9.52
 31-May-88       $9.48                 $9.47                            $9.47
 30-Jun-88       $9.85                 $9.95                            $9.95
 31-Jul-88       $9.75                 $9.83                            $9.83
 31-Aug-88       $9.54                 $9.58                            $9.58
 30-Sep-88       $9.90                $10.05                           $10.05
 31-Oct-88      $10.05                $10.23                           $10.23
 30-Nov-88       $9.92                $10.08                           $10.08
 31-Dec-88      $10.11                $10.33                           $10.33
 31-Jan-89      $10.65                $11.01                           $11.01
 28-Feb-89      $10.49                $10.81                           $10.81
 31-Mar-89      $10.64                $11.04                           $11.04
 30-Apr-89      $11.05                $11.56                           $11.56
 31-May-89      $11.44                $12.07                           $12.07
 30-Jun-89      $11.35                $11.99                           $11.99
 31-Jul-89      $12.09                $12.98                           $12.98
 31-Aug-89      $12.31                $13.26                           $13.26
 30-Sep-89      $12.35                $13.38                           $13.38
 31-Oct-89      $12.14                $13.09                           $13.09
 30-Nov-89      $12.25                $13.25                           $13.25
 31-Dec-89      $12.35                $13.44                           $13.44
 31-Jan-90      $11.79                $12.66                           $12.66
 28-Feb-90      $11.88                $12.78                           $12.78
 31-Mar-90      $12.13                $13.18                           $13.18
 30-Apr-90      $11.99                $12.98                           $12.98
 31-May-90      $12.91                $14.30                           $14.30
 30-Jun-90      $12.96                $14.42                           $14.42
 31-Jul-90      $12.93                $14.38                           $14.38
 31-Aug-90      $12.15                $13.22                           $13.22
 30-Sep-90      $11.69                $12.58                           $12.58
 31-Oct-90      $11.67                $12.55                           $12.55
 30-Nov-90      $12.23                $13.41                           $13.41
 31-Dec-90      $12.59                $14.00                           $14.00
 31-Jan-91      $13.04                $14.71                           $14.71
 28-Feb-91      $13.71                $15.76                           $15.76
 31-Mar-91      $14.10                $16.41                           $16.41
 30-Apr-91      $14.03                $16.30                           $16.30
 31-May-91      $14.54                $17.12                           $17.12
 30-Jun-91      $14.04                $16.32                           $16.32
 31-Jul-91      $14.52                $17.12                           $17.12
 31-Aug-91      $14.56                $17.19                           $17.19
 30-Sep-91      $14.76                $17.54                           $17.54
 31-Oct-91      $14.95                $17.86                           $17.86
 30-Nov-91      $14.35                $16.84                           $16.84
 31-Dec-91      $15.89                $19.50                           $19.50
 31-Jan-92      $15.69                $19.15                           $19.15
 29-Feb-92      $15.46                $18.75                           $18.75
 31-Mar-92      $15.52                $18.86                           $18.86
 30-Apr-92      $15.62                $19.04                           $20.95
 31-May-92      $15.72                $19.22                           $21.14
 30-Jun-92      $15.47                $18.76                           $20.64
 31-Jul-92      $15.92                $19.58                           $21.55
 31-Aug-92      $15.44                $18.70                           $20.58
 30-Sep-92      $15.94                $19.63                           $21.60
 31-Oct-92      $16.04                $19.81                           $21.81
 30-Nov-92      $16.17                $20.06                           $22.08
 31-Dec-92      $16.54                $20.75                           $22.84
 31-Jan-93      $16.62                $20.91                           $23.01
 28-Feb-93      $16.46                $20.60                           $22.67
 31-Mar-93      $16.78                $21.22                           $23.36
 30-Apr-93      $16.45                $20.57                           $22.64
 31-May-93      $16.55                $20.77                           $22.86
 30-Jun-93      $16.85                $21.36                           $23.52
 31-Jul-93      $16.83                $21.32                           $23.47
 31-Aug-93      $17.02                $21.71                           $23.90
 30-Sep-93      $17.35                $22.38                           $24.64
 31-Oct-93      $17.40                $22.48                           $26.25
 30-Nov-93      $17.17                $21.99                           $25.68
 31-Dec-93      $17.41                $22.47                           $26.24
 31-Jan-94      $17.78                $23.27                           $27.17
 28-Feb-94      $17.35                $22.34                           $26.09
 31-Mar-94      $17.12                $21.82                           $25.47
 30-Apr-94      $17.20                $21.99                           $25.68
 31-May-94      $17.07                $21.71                           $25.34
 30-Jun-94      $17.00                $21.52                           $25.12
 31-Jul-94      $17.30                $22.20                           $25.92
 31-Aug-94      $17.76                $23.27                           $27.16
 30-Sep-94      $17.46                $22.57                           $27.85
 31-Oct-94      $17.63                $22.96                           $28.34
 30-Nov-94      $16.94                $21.36                           $26.35
 31-Dec-94      $17.27                $22.18                           $27.36
 31-Jan-95      $17.41                $22.51                           $27.78
 28-Feb-95      $17.50                $22.73                           $28.04
 31-Mar-95      $18.08                $24.12                           $29.77
 30-Apr-95      $18.23                $24.49                           $30.22
 31-May-95      $18.38                $24.86                           $30.67
 30-Jun-95      $19.03                $26.47                           $32.66
 31-Jul-95      $19.45                $27.53                           $33.97
 31-Aug-95      $19.24                $27.00                           $33.32
 30-Sep-95      $19.82                $28.51                           $35.17
 31-Oct-95      $19.70                $28.20                           $34.79
 30-Nov-95      $19.81                $28.48                           $35.14
 31-Dec-95      $20.08                $29.19                           $36.01
 31-Jan-96      $20.44                $30.14                           $37.19
 29-Feb-96      $20.62                $30.61                           $37.78
 31-Mar-96      $20.76                $30.98                           $38.23
 30-Apr-96      $20.99                $31.61                           $39.00
 31-May-96      $20.96                $31.53                           $38.90
 30-Jun-96      $21.17                $32.15                           $39.67
 31-Jul-96      $20.52                $30.33                           $37.44
 31-Aug-96      $20.62                $30.61                           $37.78
 30-Sep-96      $21.63                $33.48                           $41.31
 31-Oct-96      $21.80                $33.96                           $41.91
 30-Nov-96      $22.58                $36.28                           $44.78
 31-Dec-96      $22.31                $35.52                           $43.83
 31-Jan-97      $23.01                $37.60                           $46.40
 28-Feb-97      $22.91                $37.30                           $46.03
 31-Mar-97      $22.41                $35.79                           $44.16
 30-Apr-97      $22.87                $37.19                           $45.90
 31-May-97      $23.45                $38.96                           $48.08
 30-Jun-97      $24.31                $41.62                           $51.36
 31-Jul-97      $25.29                $44.68                           $55.15
 31-Aug-97      $24.34                $41.71                           $51.48
 30-Sep-97      $25.36                $44.92                           $55.44
 31-Oct-97      $24.86                $43.31                           $53.46
 30-Nov-97      $25.21                $44.45                           $54.88
 31-Dec-97      $25.37                $44.98                           $55.53
 31-Jan-98      $25.35                $44.91                           $55.45
 28-Feb-98      $26.45                $48.63                           $60.03
 31-Mar-98      $27.20                $51.19                           $63.21
 30-Apr-98      $27.33                $51.64                           $63.77
 31-May-98      $26.45                $48.60                           $62.44
 30-Jun-98      $27.19                $51.29                           $65.88
 31-Jul-98      $26.89                $50.22                           $64.51
 31-Aug-98      $24.23                $40.76                           $52.36
 30-Sep-98      $25.37                $44.88                           $57.65
 31-Oct-98      $26.21                $47.96                           $61.60
 30-Nov-98      $26.50                $49.02                           $62.96
 31-Dec-98      $27.67                $53.47                           $68.67
 31-Jan-99      $27.72                $53.66                           $68.91
 28-Feb-99      $27.24                $51.85                           $66.59
 31-Mar-99      $27.75                $53.86                           $69.17
 30-Apr-99      $28.56                $56.98                           $73.19
 31-May-99      $27.96                $54.67                           $70.21
 30-Jun-99      $28.88                $58.38                           $74.98
 31-Jul-99      $28.27                $55.96                           $71.88
 31-Aug-99      $27.48                $52.83                           $67.85
 30-Sep-99      $27.48                $52.91                           $67.95
 31-Oct-99      $28.14                $55.60                           $71.41
 30-Nov-99      $27.92                $54.70                           $70.25
 31-Dec-99      $28.86                $58.93                           $75.68
 31-Jan-00      $28.39                $56.95                           $73.14
 29-Feb-00      $28.26                $56.40                           $72.44
 31-Mar-00      $29.65                $62.65                           $80.47
 30-Apr-00      $29.48                $61.92                           $79.52
 31-May-00      $29.22                $60.79                           $78.08
 30-Jun-00      $29.62                $62.71                           $80.54
 31-Jul-00      $29.51                $62.22                           $79.91
 31-Aug-00      $30.12                $64.94                           $83.40
 30-Sep-00      $30.15                $65.25                           $83.80
 31-Oct-00      $30.33                $66.07                           $84.86
 30-Nov-00      $28.89                $59.48                           $76.39
 31-Dec-00      $29.87(1)             $64.10(2)                        $82.33(2)

1. Net asset value (NAV) of one share of All-Star as of 12/31/00 plus distributions paid since inception.

2. To evaluate your investment in the Fund, these values should be used. Each value shows how your investment valued at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994 and 1998.


The above chart illustrates the net asset value (NAV) growth of an original share of the Fund since the Fund's inception date through December 31, 2000. The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. An original share grew to $29.87 (current NAV of $13.61 plus distributions paid since inception totaling $16.26, which includes tax credits of $0.67 on retained capital gains).
     Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. An original share with distributions reinvested grew to $64.10 (4.710 shares times the current NAV of $13.61).
     On four occasions, the Fund has allowed the purchase of additional shares of the Fund at a discount through rights offerings. The top region illustrates the additional value added assuming participation in all the rights offerings and the reinvestment of all distributions. An original share grew to $82.33 (6.049 shares times the current NAV of $13.61).

16     ALL-STAR EQUITY FUND

                       TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
--------------------------------------------------------------------------------

                                        Shares         Shares
           Shares                      Purchased      Acquired     Shares       NAV(1)                  Market Price   Total Market
          Owned At                      Through       Through      Owned      Per Share     Total NAV     Per Share      Price Of
         Beginning      Per Share     Reinvestment     Rights      At End      At End       Of Shares      At End         Shares
Year      Of Year     Distributions     Program       Offering     Of Year     Of Year        Owned        Of Year         Owned
-----------------------------------------------------------------------------------------------------------------------------------
1987      1.000          $1.18           0.140            -         1.140       $7.90         $9.01         $6.00         $6.84
1988      1.140           0.64           0.107            -         1.247        8.29         10.34          7.25          9.04
1989      1.247           0.95           0.156            -         1.403        9.58         13.44          8.25         11.57
1990      1.403           0.90           0.167            -         1.570        8.92         14.00          7.75         12.17
1991      1.570           1.02           0.171            -         1.741       11.20         19.50         10.75         18.72
1992      1.741           1.07           0.199         0.179(2)     2.119       10.78         22.84         11.125        23.57
1993      2.119           1.25(3)        0.266         0.138(2)     2.523       10.40         26.24         11.125        28.07
1994      2.523           1.00           0.277         0.155(2)     2.955        9.26         27.36          8.50         25.12
1995      2.955           1.04           0.310            -         3.265       11.03         36.01         10.875        35.51
1996      3.265           1.31(3)        0.403            -         3.668       11.95         43.83         11.25         41.27
1997      3.668           1.69(3)        0.501            -         4.169       13.32         55.53         13.313        55.50
1998      4.169           1.40           0.487         0.173(2)     4.829       14.22         68.67         12.938        62.48
1999      4.829           1.39           0.569            -         5.398       14.02         75.68         11.063        59.72
2000      5.398           1.42           0.651            -         6.049       13.61         82.33         12.375        74.86

1.  Net Asset Value.

2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.

     1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.

     1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.

     1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.

3.   1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.

     1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.

     1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.


                                                      ALL-STAR EQUITY FUND    17

TOP 50 HOLDINGS
--------------------------------------------------------------------------------


  RANK AS           RANK AS                                                           MARKET              PERCENT OF
OF 12/31/00       OF 9/30/00             SECURITY NAME                             VALUE ($000)           NET ASSETS
------------------------------------------------------------------------------------------------------------------------
    1                   1                Citigroup, Inc.                             $ 40,950                 3.0%
    2                  70                Emerson Electric Co.                          25,646                 1.9
    3                  12                Countrywide Credit Industries, Inc.           23,597                 1.7
    4                   6                The Progressive Corp.                         23,285                 1.7
    5                   3                Pharmacia Corp.                               22,951                 1.7
    6                  25                Minnesota Mining & Manufacturing Co.          22,015                 1.6
    7                   7                AFLAC, Inc.                                   21,656                 1.6
    8                  21                Freddie Mac                                   20,663                 1.5
    9                  11                Avon Products, Inc.                           19,547                 1.4
   10                  New               Bank of America Corp.                         19,479                 1.4
   11                  22                Pfizer, Inc.                                  18,507                 1.3
   12                  33                Amgen, Inc.                                   18,107                 1.3
   13                  16                XL Capital Ltd.                               17,475                 1.3
   14                  35                The Home Depot, Inc.                          16,989                 1.2
   15                  44                Genentech, Inc.                               16,455                 1.2
   16                   5                Intel Corp.                                   16,275                 1.2
   17                   9                El Paso Energy Corp.                          15,557                 1.1
   18                  46                Morgan Stanley Dean Witter & Co.              15,454                 1.1
   19                  26                The Boeing Co.                                15,180                 1.1
   20                   4                SBC Communications, Inc.                      15,046                 1.1
   21                  40                Wal-Mart Stores, Inc.                         15,008                 1.1
   22                  19                Baxter International, Inc.                    14,898                 1.1
   23                  32                Alcoa, Inc.                                   14,797                 1.1
   24                   8                Cisco Systems, Inc.                           14,371                 1.0
   25                  41                UST, Inc.                                     14,346                 1.0
   26                  50                Sprint Corp. (FON Group)                      12,984                 0.9
   27                  38                Allmerica Financial Corp.                     12,659                 0.9
   28                  28                CIGNA Corp.                                   12,502                 0.9
   29                  18                Verizon Communications, Inc.                  12,479                 0.9
   30                  65                General Electric Co.                          12,459                 0.9
   31                  29                Stilwell Financial, Inc.                      12,328                 0.9
   32                  24                Paychex, Inc.                                 11,262                 0.8
   33                  54                Biogen, Inc.                                  11,154                 0.8
   34                  57                Wells Fargo & Co.                             11,138                 0.8
   35                  37                Harcourt General, Inc.                        10,965                 0.8
   36                  17                Nokia Corp. ADR                               10,875                 0.8
   37                  14                Maxim Integrated Products, Inc.               10,834                 0.8
   38                   2                Siebel Systems, Inc.                          10,826                 0.8
   39                  30                The Charles Schwab Corp.                      10,747                 0.8
   40                  45                Bristol-Myers Squibb Co.                      10,662                 0.8
   41                  27                Dell Computer Corp.                           10,410                 0.8
   42                  36                Burlington Resources, Inc.                    10,408                 0.8
   43                  80                Kimberly-Clark Corp.                          10,201                 0.7
   44                  52                American International Group, Inc.            10,039                 0.7
   45                  51                Clear Channel Communications, Inc.             9,809                 0.7
   46                  84                JDS Uniphase Corp.                             9,680                 0.7
   47                  23                ACE Ltd.                                       9,599                 0.7
   48                  15                Providian Financial Corp.                      9,580                 0.7
   49                  75                Applied Materials, Inc.                        9,562                 0.7
   50                  96                The Reader's Digest Association, Inc.          9,511                 0.7


18     ALL-STAR EQUITY FUND

                                       MAJOR STOCK CHANGES IN THE FOURTH QUARTER
-------------------------------------------------------------------------------


The following are the major ($5.0 million or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the fourth quarter of 2000, not including changes resulting from the manager replacement of J.P. Morgan Investment Management Inc., with Mastrapasqua & Associates effective November 1, 2000.

SECURITY NAME                                         PURCHASED (SOLD)       SHARES AS OF 12/31/00
--------------------------------------------------------------------------------------------------
PURCHASES
Bank of America Corp. ................................    424,600                  424,600
Canadian Pacific, Ltd. ...............................    200,000                  200,000
Emerson Electric Co. .................................    100,400                  325,400
General Electric Co. .................................    109,200                  259,900
Georgia-Pacific Group ................................    250,700                  250,700
JDS Uniphase Corp. ...................................     64,000                  232,200
Johnson & Johnson ....................................     63,000                   63,000
KeyCorp. .............................................    339,600                  273,600
Kroger Co. ...........................................    250,000                  250,000
Lexmark International, Inc. ..........................    195,000                  195,000
Merck & Co., Inc. ....................................     60,600                   60,600
Microsoft Corp. ......................................    106,900                  197,800
Network Appliance, Inc. ..............................     73,300                   73,300
Praxair, Inc. ........................................    147,700                  147,700
Sprint Corp. (FON Group) .............................    299,200                  639,200
SunTrust Banks, Inc. .................................    118,800                  118,800
Target Corp. .........................................    230,100                  227,200
3Com Corp. ...........................................    633,100                  869,300
United Technologies Corp. ............................     90,700                   90,700
Weyerhaeuser Co. .....................................    119,700                  119,700
Xilinx, Inc. .........................................    135,000                  135,000
Yahoo!, Inc. .........................................    104,900                  104,900

SALES
Alcan Aluminum Ltd. ..................................   (254,100)                       0
AXA Financial, Inc. ..................................   (212,900)                  31,270
Baxter International, Inc. ...........................   (116,900)                 168,700
Burlington Northern Santa Fe Corp. ...................   (200,000)                       0
Caterpillar, Inc. ....................................   (130,000)                       0
Deere & Co. ..........................................   (339,700)                 151,400
Fannie Mae ...........................................   (141,100)                  71,800
Gillette Co. .........................................   (152,600)                       0
Illinois Tool Works, Inc. ............................   (154,500)                       0
Occidental Petroleum Corp. ...........................   (400,100)                       0
Providian Financial Corp. ............................    (57,900)                 166,600
SBC Communications, Inc. .............................   (124,500)                 315,100
TrizecHahn Corp. .....................................   (418,900)                       0


                                                      ALL-STAR EQUITY FUND    19

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS (97.4%)                                     SHARES               MARKET VALUE
---------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.6%)
The Boeing Co. .........................................  230,000          $     15,180,000
United Technologies Corp. ..............................   90,700                 7,131,288
                                                                           ----------------
                                                                                 22,311,288
                                                                           ----------------
BANKS (6.2%)
Bank of America Corp. ..................................  424,600                19,478,525
The Bank of New York Co., Inc. .........................  105,000                 5,794,687
Chase Manhattan Bank. ..................................  164,750                 7,485,828
Comerica, Inc. .........................................   79,800                  4,738,125
First Union Corp. ......................................  283,800                 7,893,188
FleetBoston Financial Corp. ............................  170,000                 6,385,625
KeyCorp. ...............................................  273,600                 7,660,800
PNC Financial Services Group. ..........................  105,300                 7,693,481
SunTrust Banks, Inc. ...................................  118,800                 7,484,400
Wells Fargo & Co. ......................................  200,000                11,137,500
                                                                           ----------------
                                                                                 85,752,159
                                                                           ----------------
BROADCASTING & CABLE (1.3%)
Cablevision Systems Corp. Class A (a) ..................  100,000                 8,493,750
Clear Channel Communications, Inc. (a) .................  202,508                 9,808,981
                                                                           ----------------
                                                                                 18,302,731
                                                                           ----------------

BUSINESS & CONSUMER SERVICES (0.8%)
Paychex, Inc.  .........................................  231,612                11,262,134
                                                                           ----------------

CHEMICALS (0.5%)
Praxair, Inc. ..........................................  147,700                 6,554,187
                                                                           ----------------

COMMUNICATIONS EQUIPMENT (2.4%)
Avaya, Inc. (a) ........................................  158,300                 1,632,469
Cisco Systems, Inc. (a) ................................  375,700                14,370,525
Nokia Corp. (b) ........................................  250,000                10,875,000
Nortel Networks Corp. ..................................  171,600                 5,501,925
                                                                           ----------------
                                                                                 32,379,919
                                                                           ----------------


20     ALL-STAR EQUITY FUND                See Notes to Schedule of Investments.

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)                                 SHARES              MARKET VALUE
------------------------------------------------------------------------------------------
COMPUTER & BUSINESS EQUIPMENT (4.7%)
Compaq Computer Corp. ..................................  457,300          $   6,882,365
Dell Computer Corp. (a) ................................  597,000             10,410,188
EMC Corp. (a) ..........................................   72,500              4,821,250
International Business Machines Corp. ..................  102,150              8,682,750
Lexmark International, Inc. (a) ........................  195,000              8,640,938
NCR Corp. (a) ..........................................   91,100              4,475,287
Network Appliance, Inc. (a) ............................   73,300              4,708,380
Sun Microsystems, Inc. (a) .............................  144,200              4,019,575
3Com Corp. (a) .........................................  869,300              7,389,050
VERITAS Software Corp. (a) .............................   55,000              4,812,500
                                                                           -------------
                                                                              64,842,283
                                                                           -------------

COMPUTER SERVICES & SOFTWARE (3.1%)
Electronic Data Systems Corp. ..........................  103,200              5,959,800
Microsoft Corp. (a) ....................................  197,800              8,604,300
Oracle Corp. (a) .......................................  241,700              7,024,406
Parametric Technology Corp. (a) ........................  474,600              6,377,438
Siebel Systems, Inc. (a) ...............................  159,800             10,826,450
Yahoo!, Inc. (a) .......................................  104,900              3,165,030
                                                                           -------------
                                                                              41,957,424
                                                                           -------------

CONSUMER PRODUCTS (3.8%)
Avon Products, Inc. ....................................  408,300             19,547,362
Kimberly-Clark Corp. ...................................  144,300             10,200,567
The Procter & Gamble Co. ...............................  110,900              8,698,719
UST, Inc. ..............................................  511,200             14,345,550
                                                                           -------------
                                                                              52,792,198
                                                                           -------------

DIVERSIFIED (2.6%)
General Electric Co. ...................................  259,900             12,458,956
Honeywell International, Inc. ..........................   27,600              1,305,825
Minnesota Mining & Manufacturing Co. ...................  182,700             22,015,350
                                                                           -------------
                                                                              35,780,131
                                                                           -------------


See Notes to Schedule of Investments.                ALL-STAR EQUITY FUND     21

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                             SHARES                         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
DRUGS & HEALTH CARE (13.7%)
Amgen, Inc. (a) ................................................      283,200                     $   18,107,100
Applera Corp. - Applied Biosystems Group .......................       50,000                          4,703,125
Baxter International, Inc. .....................................      168,700                         14,898,319
Biogen, Inc. (a) ...............................................      185,700                         11,153,606
Biovail Corp. (a) ..............................................      157,000                          6,097,880
Boston Scientific Corp. (a) ....................................      332,300                          4,548,356
Bristol-Myers Squibb Co. .......................................      144,200                         10,661,788
Cardinal Health, Inc. ..........................................       70,000                          6,973,750
Elan Corp. PLC (a) (b) .........................................      125,000                          5,851,563
Forest Laboratories, Inc. (a) ..................................       50,000                          6,643,750
Genentech, Inc. (a) ............................................      201,900                         16,454,850
IDEC Pharmaceuticals Corp. (a) .................................       32,000                          6,066,000
Invitrogen Corp. (a) ...........................................       75,000                          6,478,125
Johnson & Johnson ..............................................       63,000                          6,618,938
MedImmune, Inc. (a) ............................................       90,000                          4,291,875
Merck & Co., Inc. ..............................................       60,600                          5,673,675
Pfizer, Inc. ...................................................      402,325                         18,506,950
Pharmacia Corp. ................................................      376,240                         22,950,640
Protein Design Labs, Inc. (a) ..................................       45,000                          3,909,375
Wellpoint Health Networks, Inc. (a) ............................       67,900                          7,825,475

                                                                                                  --------------
                                                                                                     188,415,140
                                                                                                  --------------

ELECTRIC & GAS UTILITIES (2.4%)
Duke Energy Corp. ..............................................       82,600                          7,041,650
Exelon Corp. ...................................................      115,000                          8,074,150
NiSource, Inc. .................................................       51,330                          1,578,397
Progress Energy, Inc. ..........................................      168,610                          8,293,505
Progress Energy, Inc. - Contingent Value Obligation (a) ........      174,900                             78,705
Reliant Energy, Inc. ...........................................      175,000                          7,579,687
                                                                                                  --------------
                                                                                                      32,646,094
                                                                                                  --------------


22   ALL-STAR EQUITY FUND                  See Notes to Schedule of Investments.

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                             SHARES                         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT (7.9%)
Analog Devices, Inc. (a) .......................................       80,000                     $    4,095,000
Applied Materials, Inc. (a) ....................................      250,400                          9,562,150
Broadcom Corp. Class A (a) .....................................       35,000                          2,957,500
Emerson Electric Co. ...........................................      325,400                         25,645,587
Intel Corp. ....................................................      538,000                         16,274,500
JDS Uniphase Corp. (a) .........................................      232,200                          9,679,838
Maxim Integrated Products, Inc. (a) ............................      226,600                         10,834,313
PMC-Sierra, Inc. (a) ...........................................       45,000                          3,538,125
Synopsys, Inc. (a) .............................................      131,500                          6,238,031
Texas Instruments, Inc. ........................................      148,100                          7,016,238
Waters Corp. (a) ...............................................       85,000                          7,097,500
Xilinx, Inc. (a) ...............................................      135,000                          6,226,875

                                                                                                  --------------
                                                                                                     109,165,657
                                                                                                  --------------


FINANCIAL SERVICES (11.8%)
American Express Co. ...........................................      105,000                          5,768,437
AXA Financial, Inc. (b) ........................................       31,270                          2,245,577
The Charles Schwab Corp. .......................................      378,750                         10,747,031
Citigroup, Inc. ................................................      801,966                         40,950,387
Countrywide Credit Industries, Inc. ............................      469,600                         23,597,400
Fannie Mae .....................................................       71,800                          6,228,650
Freddie Mac ....................................................      300,000                         20,662,500
Lehman Brothers Holdings, Inc. .................................       23,300                          1,575,662
Merrill Lynch & Co., Inc. ......................................       90,000                          6,136,875
MetLife, Inc. (a) ..............................................      212,900                          7,451,500
Morgan Stanley Dean Witter & Co. ...............................      195,000                         15,453,750
Providian Financial Corp. ......................................      166,600                          9,579,500
Stilwell Financial, Inc. .......................................      312,600                         12,328,162

                                                                                                  --------------
                                                                                                     162,725,431
                                                                                                  --------------


FOOD, BEVERAGE & RESTAURANTS (1.1%)
Anheuser-Busch Companies, Inc. .................................      163,300                          7,430,150
Heinz (H.J.) Co. ...............................................      160,900                          7,632,694
                                                                                                  --------------
                                                                                                      15,062,844
                                                                                                  --------------


See Notes to Schedule of Investments.                 ALL-STAR EQUITY FUND    23

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                             SHARES                         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
FORESTRY & PAPER (1.0%)
Georgia-Pacific Group ..........................................      250,700                     $    7,803,038
Weyerhaeuser Co. ...............................................      119,700                          6,074,775

                                                                                                  --------------
                                                                                                      13,877,813
                                                                                                  --------------


HOTELS & ENTERTAINMENT/LEISURE (2.7%)
Carnival Corp. .................................................      200,000                          6,162,500
Pixar, Inc. (a) ................................................      122,100                          3,663,000
The Reader's Digest Association, Inc. ..........................      243,100                          9,511,288
Starwood Hotels & Resorts Worldwide, Inc. ......................      104,700                          3,690,675
Time Warner, Inc. ..............................................      139,500                          7,287,480
The Walt Disney Co. ............................................      251,900                          7,289,356

                                                                                                  --------------
                                                                                                      37,604,299
                                                                                                  --------------


INDUSTRIAL EQUIPMENT (0.8%)
Deere & Co. ....................................................      151,400                          6,936,013
Dover Corp. ....................................................      110,000                          4,461,875

                                                                                                  --------------
                                                                                                      11,397,888
                                                                                                  --------------


INSURANCE (9.2%)
ACE Ltd. .......................................................      226,200                          9,599,363
Aetna, Inc. (a) ................................................      183,800                          7,547,287
AFLAC, Inc. ....................................................      300,000                         21,656,250
Allmerica Financial Corp. ......................................      174,600                         12,658,500
American International Group, Inc. .............................      101,850                         10,038,591
CIGNA Corp. ....................................................       94,500                         12,502,350
The Hartford Financial Services Group, Inc. ....................      102,700                          7,253,187
The Progressive Corp., Ohio ....................................      224,700                         23,284,537
UnumProvident Corp. ............................................      156,700                          4,211,313
XL Capital Ltd. ................................................      200,000                         17,475,000

                                                                                                  --------------
                                                                                                     126,226,378
                                                                                                  --------------


METALS & MINING (1.1%)
Alcoa, Inc. ....................................................      441,700                         14,796,950
                                                                                                  --------------


24   ALL-STAR EQUITY FUND                  See Notes to Schedule of Investments.

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                             SHARES                         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
OIL & GAS (6.8%)
Anadarko Petroleum Corp. .......................................      101,900                     $    7,243,052
Apache Corp. ...................................................      106,800                          7,482,675
Burlington Resources, Inc. .....................................      206,100                         10,408,050
Chevron Corp. ..................................................       50,000                          4,221,875
Conoco, Inc. Class A ...........................................      170,000                          4,866,250
Conoco, Inc. Class B ...........................................      281,500                          8,145,906
Devon Energy Corp. .............................................      122,179                          7,449,254
El Paso Energy Corp. ...........................................      217,200                         15,556,950
Exxon Mobil Corp. ..............................................       88,000                          7,650,500
Halliburton Co. ................................................      135,700                          4,919,125
USX-Marathon Group .............................................      303,100                          8,411,025
The Williams Companies, Inc. ...................................      174,300                          6,961,105

                                                                                                  --------------
                                                                                                      93,315,767
                                                                                                  --------------


REAL ESTATE (0.4%)
Kimco Realty Corp. .............................................       59,900                          2,646,831
Vornado Realty Trust ...........................................       72,500                          2,777,656

                                                                                                  --------------
                                                                                                       5,424,487
                                                                                                  --------------


RETAIL TRADE (5.9%)
Costco Wholesale Corp. (a) .....................................       82,000                          3,274,875
Harcourt General, Inc. .........................................      191,700                         10,965,240
The Home Depot, Inc. ...........................................      371,850                         16,988,897
The Kroger Co. (a) .............................................      250,000                          6,765,625
The Limited, Inc. ..............................................      339,600                          5,794,425
May Department Stores Co. ......................................      225,000                          7,368,750
RadioShack Corp. ...............................................      100,000                          4,281,250
Target Corp. ...................................................      227,200                          7,327,200
Tiffany & Co. ..................................................      103,000                          3,257,375
Wal-Mart Stores, Inc. ..........................................      282,500                         15,007,813

                                                                                                  --------------
                                                                                                      81,031,450
                                                                                                  --------------


See Notes to Schedule of Investments.                 ALL-STAR EQUITY FUND    25

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                             SHARES                         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.2%)
QUALCOMM, Inc. (a) .............................................       39,300                     $    3,229,969
SBC Communications, Inc. .......................................      315,100                         15,046,025
Sprint Corp. (FON Group) .......................................      639,200                         12,983,750
Verizon Communications .........................................      248,954                         12,478,819

                                                                                                  --------------
                                                                                                      43,738,563
                                                                                                  --------------

TRANSPORTATION (2.4%)
AMR Corp. (a) ..................................................      180,000                          7,053,750
Canadian Pacific, Ltd. .........................................      200,000                          5,712,500
Delta Air Lines, Inc. ..........................................      156,500                          7,854,344
Southwest Airlines Co. .........................................      169,300                          5,676,629
United Parcel Service, Inc. Class B ............................      123,500                          7,263,344

                                                                                                  --------------
                                                                                                      33,560,567
                                                                                                  --------------
TOTAL COMMON STOCKS (Cost $1,036,904,592) ......................                                   1,340,923,782
                                                                                                  --------------


PREFERRED STOCK (0.3%)

BROADCASTING & CABLE (0.3%)
The News Corp. Ltd. (b) (Cost $4,611,740) ......................      150,000                          4,359,375
                                                                                                  --------------


26   ALL-STAR EQUITY FUND                  See Notes to Schedule of Investments.

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                      INTEREST                MATURITY              PAR
SHORT-TERM INVESTMENTS (4.6%)           RATE                    DATE               VALUE           MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.2%)
American Express                       6.45%                   1/2/01           $8,000,000      $      7,998,567
Ford Motor Credit Corp.                6.30                    1/4/01            3,000,000             2,998,425
Household Finance                      6.50                    1/5/01            5,000,000             4,996,389

                                                                                                ----------------
TOTAL COMMERCIAL PAPER (COST $15,993,381) ....................................................        15,993,381
                                                                                                ----------------


REPURCHASE AGREEMENT (3.4%)
SBC Warburg Ltd., Repurchase Agreement dated 12/29/00,
6.00% to be repurchased at $46,537,004 on 01/02/01,
collateralized by U.S. Treasury bonds and/or notes with various maturities
to 2028, with a current market value of $47,397,171. .......................... 46,506,000            46,506,000
                                                                                                ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $62,499,381) ..............................................        62,499,381
                                                                                                ----------------
TOTAL INVESTMENTS (102.3%) (COST $1,104,015,713) (c) .........................................     1,407,782,538
                                                                                                ----------------
OTHER ASSETS AND LIABILITIES, NET (-2.3%) ....................................................      (31,609,825)
                                                                                                ----------------
NET ASSETS (100.0%) ..........................................................................    $1,376,172,713
                                                                                                ----------------
                                                                                                ----------------
NET ASSET VALUE PER SHARE (101,113,522 SHARES OUTSTANDING) ...................................            $13.61
                                                                                                ----------------
                                                                                                ----------------

NOTES TO SCHEDULE OF INVESTMENTS:
      (a) Non-income producing security.
      (b) Represents an American Depositary Receipt.
      (c) Cost for federal income tax purposes is $1,109,005,384.
               Gross unrealized appreciation and depreciation of investments at December 31, 2000 is as follows:
                      Gross unrealized appreciation              $387,229,538
                      Gross unrealized depreciation              (88,452,384)
                                                                 ------------
                         Net unrealized appreciation             $298,777,154
                                                                 ------------
                                                                 ------------



See Notes to Financial Statements.                     ALL-STAR EQUITY FUND   27

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at market value (identified cost $1,104,015,713) ...........................  $1,407,782,538
     Receivable for investments sold ........................................................       4,643,931
     Dividends and interest receivable ......................................................         809,500
     Other assets ...........................................................................          53,171
                                                                                               --------------
            TOTAL ASSETS ....................................................................   1,413,289,140
                                                                                               --------------


LIABILITIES:
     Payable due to custodian bank ..........................................................           2,425
     Payable for investments purchased ......................................................      19,155,523
     Distributions payable to shareholders ..................................................      16,553,604
     Management, administrative and bookkeeping fees payable ................................       1,019,089
     Accrued expenses .......................................................................         373,961
     Other liabilities ......................................................................          11,825
                                                                                               --------------
            TOTAL LIABILITIES ...............................................................      37,116,427
                                                                                               --------------
NET ASSETS ..................................................................................  $1,376,172,713
                                                                                               --------------
                                                                                               --------------

NET ASSETS REPRESENTED BY:
  Paid-in capital (unlimited number of shares of beneficial interest
   without par value authorized, 101,113,522 shares outstanding) ............................ $   980,864,627
  Accumulated net realized gains on investments
   less distributions .......................................................................      91,541,261
  Net unrealized appreciation on investments ................................................     303,766,825
                                                                                               --------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($13.61 PER SHARE) ...................................................  $1,376,172,713
                                                                                               --------------
                                                                                               --------------


28  ALL-STAR EQUITY FUND                      See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME:
     Dividends ................................................................................  $  16,137,964
     Interest .................................................................................      2,414,223
                                                                                                 -------------
            TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
              WITHHELD AT SOURCE WHICH AMOUNTED TO $38,636) ...................................     18,552,187

EXPENSES:
     Management fees ..............................................  $       9,804,500
     Administrative fee ...........................................          2,451,561
     Bookkeeping fee ..............................................            283,483
     Custodian and transfer agent fees ............................            274,778
     Proxy and shareholder communication expense ..................            181,692
     Printing expense .............................................            172,096
     Legal and audit fees .........................................             58,296
     Trustees' fees and expense ...................................             83,920
     NYSE fees ....................................................             86,536
     Miscellaneous expense ........................................             26,903
                                                                     -----------------
            TOTAL EXPENSES ....................................................................     13,423,765
                                                                                                 -------------
NET INVESTMENT INCOME .........................................................................      5,128,422


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investment transactions:
     Proceeds from sales ..........................................      1,250,026,665
     Cost of investments sold .....................................      1,082,915,951
                                                                     -----------------
            Net realized gains on investment transactions .......................................  167,110,714

Net unrealized appreciation on investments:
     Beginning of year ............................................        373,928,811
     End of year ..................................................        303,766,825
                                                                     -----------------
            Change in unrealized appreciation-net .............................................   (70,161,986)
                                                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................   $102,077,150
                                                                                                 -------------
                                                                                                 -------------


See Notes to Financial Statements.                     ALL-STAR EQUITY FUND   29

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                             ------------------------
STATEMENT OF CHANGES IN NET ASSETS                                           2000                1999
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income .......................................... $      5,128,422      $    5,017,012
      Net realized gains on investment transactions ..................      167,110,714         157,250,175
      Change in unrealized appreciation--net .........................      (70,161,986)        (38,966,121)
                                                                       ----------------      ---------------
      Net increase in net assets resulting from operations ...........      102,077,150         123,301,066
                                                                       ----------------      ---------------
DISTRIBUTIONS DECLARED FROM:
      Net investment income ..........................................       (5,712,380)         (4,396,010)
      Net realized gains on investments ..............................     (135,687,387)       (129,123,874)
                                                                       ----------------      ---------------
      Total distributions ............................................     (141,399,767)       (133,519,884)
                                                                       ----------------      ---------------
CAPITAL TRANSACTIONS:
      Increase in net assets from capital share transactions .........       19,294,351          55,329,487
                                                                       ----------------      ---------------
      Total increase (decrease) in net assets ........................      (20,028,266)         45,110,669

NET ASSETS:
      Beginning of year ..............................................    1,396,200,979       1,351,090,310
                                                                       ----------------      ---------------
      End of year .................................................... $  1,376,172,713      $1,396,200,979
                                                                       ================      ==============
      Undistributed net investment income ............................ $         --          $      583,958
                                                                       ----------------      ---------------


30  ALL-STAR EQUITY FUND                      See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------
                                                 2000           1999           1998             1997            1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year .......... $14.02        $14.22          $13.32           $11.95          $11.03
                                                -------       -------         -------          -------         -------
Income from Investment Operations:

      Net investment income (a) ...............   0.05          0.05            0.05             0.05            0.08

      Net realized and unrealized gains
          (losses) on investments .............   0.96          1.22            2.35             3.01(b)         2.15(b)

      Provision for federal income tax ........    --            --              --             (0.36)          (0.13)
                                                -------       -------         -------          -------         -------
Total from Investment Operations ..............   1.01          1.27            2.40             2.70            2.10
                                                -------       -------         -------          -------         -------
Less Distributions from:

      Net investment income ...................  (0.06)        (0.05)          (0.05)           (0.05)          (0.08)

      Realized capital gains ..................  (1.36)        (1.34)          (1.35)           (1.28)          (1.10)
                                                -------       -------         -------          -------         -------
Total Distributions ...........................  (1.42)        (1.39)          (1.40)           (1.33)          (1.18)
                                                -------       -------         -------          -------         -------
Change due to rights offering (c) .............   --            --             (0.10)            --               --

Impact of shares issued in dividend
      reinvestment (d) ........................   --           (0.08)            --               --              --
                                                -------       -------         -------          -------         -------
Total Distributions, Reinvestments
      and Rights Offering .....................  (1.42)        (1.47)          (1.50)           (1.33)          (1.18)
                                                -------       -------         -------          -------         -------
Net asset value at end of year ................ $13.61        $14.02          $14.22           $13.32          $11.95
                                                -------       -------         -------          -------         -------
                                                -------       -------         -------          -------         -------
Market price at end of year ................... $12.375       $11.063         $12.938          $13.313         $11.250
                                                -------       -------         -------          -------         -------
                                                -------       -------         -------          -------         -------


TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (e)

Based on net asset value ......................    8.8%         10.2%           19.8%            26.6%           21.7%
Based on market price .........................   25.4%        (4.4)%            9.1%            34.4%           16.2%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions) ..........  $1,376        $1,396          $1,351           $1,150           $988

Ratio of expenses to average net assets .......   0.96%         0.97%           1.00%            1.01%           1.03%

Ratio of net investment income to
   average net assets .........................   0.37%         0.37%           0.39%            0.38%           0.73%

Portfolio turnover rate .......................     83%           90%             76%              99%             70%

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis income
(b) Before provision for federal income tax.
(c) Effect of All-Star's rights offerings for shares at a price below net asset value.
(d) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.
(e) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.


See Notes to Financial Statements.    ALL-STAR EQUITY FUND    31

 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.
     The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES
Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio.


32  ALL-STAR EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

NOTE 3. CAPITAL TRANSACTIONS
During the years ended December 31, 2000, and December 31, 1999, distributions in the amount of $19,294,351 and $55,329,487 respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 1,535,869 and 4,579,753 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS
Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 2000 were $1,127,955,001 and $1,250,026,665, respectively.
     The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS
All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.
     Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications are excluded from the per share amounts in the Financial Highlights.


                                                         ALL-STAR EQUITY FUND 33

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund (the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for years ended December 31, 2000 and 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating our overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001



34 ALL-STAR EQUITY FUND

                            AUTOMATIC DIVIDEND REINVESTMENT & CASH PURCHASE PLAN
--------------------------------------------------------------------------------

     Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by State Street Bank and Trust Company, as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.
     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.
     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.
     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.
     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.
     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.
     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.
     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, State Street Bank and Trust Company, c/o EquiServe, P.O. Box 43011, Providence, RI 02940-3011. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.


                                                      ALL-STAR EQUITY FUND    35

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

All 2000 distributions whether received in cash or shares of the Fund consist of the following:
(1) ordinary income and
(2) long-term capital gains distributions


Below is a table that details the breakdown of each 2000 distribution for federal income tax purposes.

TAX STATUS OF 2000 DISTRIBUTIONS

                                                    ORDINARY INCOME
                                                --------------------
                                                 NET        SHORT-TERM            LONG-TERM
                              AMOUNT         INVESTMENT       CAPITAL              CAPITAL
DATE PAID                   PER SHARE          INCOME          GAINS                 GAINS
----------------------------------------------------------------------------------------------
03/20/00                       $0.33            1.78%           --                   98.22%
----------------------------------------------------------------------------------------------
06/19/00                       $0.36            6.20%           --                   93.80%
----------------------------------------------------------------------------------------------
09/18/00                       $0.37            8.09%         36.17%                 55.74%
----------------------------------------------------------------------------------------------
01/02/01                       $0.36             --           39.35%                 60.65%
----------------------------------------------------------------------------------------------


FOR CORPORATE SHAREHOLDERS
--------------------------------------------------------------------------------
23% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 2000.


36     ALL-STAR EQUITY FUND

[LOGO]

ALL STAR

EQUITY FUND -SM-


FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
617-722-6036
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
JP Morgan Chase and Company
270 Park Avenue
New York, New York 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*
Joseph R. Palombo

OFFICERS
Joseph R. Palombo, Chairman of the Board of Trustees
William R. Parmentier, Jr., President and Chief Executive Officer
Kevin M. Carome, Executive Vice President
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary

*Member of the audit committee.

[LOGO]

 USA
LISTED
 NYSE

[LOGO]

ALL STAR
EQUITY FUND -SM-
Liberty Asset Management Company,
Fund Manager
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
617-722-6036
www.all-starfunds.com

[LOGO]                                     [LOGO]

 USA                                  A MEMBER OF THE
LISTED                                   CLOSED-END
 NYSE                                       FUND
                                      ASSOCIATION, INC.
                                  www.closed-endfunds.com

[PICTURE OF STAR]